EXHIBIT 99.1

 Investor Presentation   June 2022

 Forward-looking Statements and Non-GAAP Financial Measures  Some of the statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements can generally be identified by such words as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “seek”, “should”, “will” or variations of such words or other similar expressions and the negatives of such words. All statements included in this report that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), business strategies, expansion and growth of our operations and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Such statements are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance or achievements, financial and otherwise, may differ materially from the results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:   negative impacts from the continued spread of COVID-19, including on the U.S. or global economy or on our business, financial position or results of operations;   economic and other market conditions, including real estate and market conditions, as well as inflationary pressures, that could impact us, our properties or the financial stability of our tenants;   consumer spending and confidence trends, as well as our ability to anticipate changes in consumer buying practices and the space needs of tenants;   our relationships with our tenants and their financial condition and liquidity;   any difficulties in renewing leases, filling vacancies or negotiating improved lease terms;   the inability of our properties to generate increased, or even sufficient, revenues to offset expenses, including amounts we are required to pay to municipalities for real estate taxes, payments for common area maintenance expenses at our properties and salaries for our management team and other employees;   the market value of our assets and the supply of, and demand for, retail real estate in which we invest;   risks of real estate acquisitions and dispositions, including our ability to identify and acquire retail real estate that meet our investment standards in our markets, as well as the potential failure of transactions to close;   risks of operating properties through joint ventures that we do not fully control;   financing risks, such as the inability to obtain debt or equity financing on favorable terms or the inability to comply with various financial covenants included in our Unsecured Revolving Credit Facility (the "Facility") or other debt instruments we currently have or may subsequently obtain, as well as the level and volatility of interest rates, which could impact the market price of our common stock and the cost of our borrowings;   environmental risk and regulatory requirements;   risks related to our status as a real estate investment trust, including the application of complex federal income tax regulations that are subject to change;   legislative and regulatory changes generally that may impact us or our tenants;   as well as other risks identified in our Annual Report on Form 10-K for the fiscal year ended October 31, 2021 under Item 1A. Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission (the “SEC”).  This presentation may include references to certain non-GAAP financial measures.  Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in the Company’s earnings press releases and SEC reports, which are available on our website at www.ubproperties.com.

 Today’s Presenters  John T. Hayes  Senior V.P. and   Chief Financial Officer  Willing L. Biddle  President and   Chief Executive Officer

Company Overview

UBP
URSTADT BIDDLE PROPERTIES INC.

77 properties with a total of 5.3 million Gross Leasable Area (GLA)

~87% of GLA anchored by grocery / pharmacy / wholesale club

Concentration on quality suburban markets outside New York City

Strong balance sheet and liquidity profile

Attractive dividend yield (5.53% as of June 3, 2022)

Arcadian Shopping Center, Ossining NY


Stop&Shop
AutoZone
Marshalls
SHOE SHOP
Mandee
CHASE

Applebee's Plaza, Riverhead NY



The premier grocery anchored shopping center REIT in the suburban NY Metro Area

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 Purchase price  $33.6mm  Ownership structure  Fee simple  Ownership %  100%  Purchase price / sq. ft.   $181  Size (GLA)  186,000 sq. ft.  Acquisition Program Back On Track  (10%)  (2%)  (8%)  Shelton Square Shopping Center, Shelton CT  Anchor Tenants  Urstadt Biddle acquires Shelton Square Shopping Center

 One of the strongest demographic profiles among public shopping center REITs  The median household income within a 3-mile radius of UBA’s properties is ~63% higher than the national average median household income. This metric is one of the highest of all retail REITs  High barrier to entry and high-cost markets  Limited supply in the Company’s dense and developed core markets  Focused Portfolio In Suburban Tri-State Area  County  % of UBP GLA  # Households  Avg. household income  Fairfield   33%   344,687  $154,055  Westchester  21%   356,232   159,264  Putnam  10%   35,031   145,821  Bergen   9%   344,059   153,494  Litchfield  7%   73,775   106,332  U.S. average  $96,765  Percentage of Portfolio in Super Zips(a)  Note: Demographics represent a 3-mile radius of UBA properties.   U.S. zip codes in the 95th percentile based on education and income based on property sq. ft.  Source: SNL, Company data  (21%)  (4%)  (10%)  (33%)  (2%)  (1%)  (9%)  (3%)  (4%)  (3%)  (7%)  (2%)  (% of GLA)

 Attractive Sub-Market Demographics  Assets are located in affluent communities with high barriers to entry and compelling demographics  Note: Mean state household income represents 2021 data. UBA data as of April 30, 2022. Peer data as of March 31, 2022.  Source: Company filings, SNL

Strong Tenant Base – Focus on Grocery Anchored & Internet Resistant

UBP
URSTADT BIDDLE PROPERTIES INC.

- The portfolio currently consists of ~**87% supermarket / pharmacy / wholesale club anchored centers**
- **76%** of ABR leased to **internet resistant tenants**

Top Tenants	Number of leases	% of Total Annual Base Minimum Rents
Stop&Shop	8	8.3%
CVS pharmacy	10	4.8%
ACME	6	3.9%
TJX	5	3.4%
ShopRite	3	2.0%
BED BATH & BEYOND	2[a]	1.7%
BJ's WHOLESALE CLUB	3[b]	1.6%
STAPLES	3	1.4%
Walgreens	4	1.2%
DSW	2	1.2%
Total	**46**	**29.5%**

% of UBA Annual Base Rent[c]



Higher risk 16%
Potential risk 8%
Internet resistent 76%

Lease Expiration Schedule[d,e]



17%
15%
10%
11%
9%
7%
6%
6%
3%
5%
11%
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
Thereafter

Note: Top Tenants and Lease Expiration data as of October 31, 2021. Internet Resistance as of April 30, 2022.
(a) Leases include a lease with Bed Bath & Beyond, as well as a separate lease with Harmon Cosmetics.
(b) Leases include a shadow anchored BJ's that leases a parking lot and a BJ's gas station.
(c) Internet-resistant tenant base includes tenants with a focus on food and everyday need-based retail products. Annual base rent (ABR) reflects LOIs and signed leases as of May 17, 2022. Based on in-place ABR at 100% share.
(d) 2022 represents lease expirations from November 1, 2021 to October 31, 2022 and month-to-month leases.
(e) 20% of leased square feet expiring in 2022 represent 3 grocery store leases with renewal options that the tenants have exercised. 38% of leased square feet expiring in 2023 represent 3 grocery store leases and one wholesale club with renewal options that the tenants have e

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 Concentration In Strongest Leasing Markets  Note: UBA data as of April 30, 2022. Peer data as of March 31, 2022.   Source: Company filings  Average Base Rent per Square Foot

 Percent of portfolio leased  Proven Leasing Ability  Average 94%  Note: As of October 31, 2021. Includes UBA’s unconsolidated joint ventures.

 Portfolio CompositionABR Exposure by Category  Portfolio Composition  (% of ABR)  Exposure by Category  (% of ABR)  Note: Data as of April 30, 2022. ABR reflects LOIs and signed leases as of May 17, 2022. Based on in-place ABR at 100% share.

 Operational UpdateTenant Composition  Note: As of January 31, 2022.   Tenant Composition (% of ABR)

 Urstadt Biddle Foot Traffic Now Exceeds Pre-Covid Levels  Note: Data represents number of visits.  Source: Company data  Urstadt Biddle Portfolio Foot Traffic  % monthly growth vs. 2019:  6%  13%   (17%)   (50%)   (36%)   (21%)   (13%)   (14%)   (10%)   (7%)   (13%)   (10%)   (4%)   (8%)   4%  8%  9%   8%   9%   6%  8%  17%  10%  12%

 Predictable Revenue and FFO Drive Stable Cash Flow  ($ in millions)  2000 – 2021 CAGR = 7.0%  2000 – 2021 CAGR = 6.9%  Revenue  FFO

 Dividend Performance  210 uninterrupted quarterly dividend payments   Sustainable payout ratio – 83% average FFO payout ratio over the last 10 years  52 consecutive years of uninterrupted dividends  Current Dividend as % of Q1 2020(a)  Strong Annual Dividend Growth (pre-COVID-19)  Note: Market data as of 6/3/2022.  The Company’s fiscal year is November 1st through October 31st. All other REITs presented in the table have calendar-based fiscal years. Therefore, the dividend data presented for the Company reflects the fiscal quarter just completed, but paid or to be paid in the following quarter. For all other REITs, the dividend data presented reflects the fiscal quarter in which the dividend was declared. Assumes BFS dividends to be the same as the prior quarter.  Source: Company filings, SNL  5.5%  5.5%  4.8%  3.7%  3.8%  3.8%  3.5%  3.5%  4.1%  3.4%  2.9%  4.4%  3.1%  4.0%  Current Yield:

 Long Term Shareholder Value Creation  Note: Data as of June 3, 2022  Source: SNL  20-year total return  UBA  364%  UBP  278%  S&P 500  487%  Dow Jones Equity All REIT  553%  Dow Jones U.S. Real Estate Strip Centers  214%

 Key Elements of Urstadt’s Financial Strategy  Maintain a conservative balance sheet with low leverage and ample liquidity  Total debt to total assets of 31.7%(a)  Fixed charge coverage ratio of 3.6x(b)  Small mortgage rollover risk(c)   2022: None  2023: None  2024: $19.8 million  2025: $88.1 million  Match long-term assets with long-term fixed rate debt or equity funding  Maintain access to diverse sources of capital including:  Short-term bank credit line increased to $125 million in capacity in fiscal 2021 ($175 million with accordion)  Long-term non-recourse fixed rate mortgages  Common and preferred equity  Maintain stable dividend with sustainable FFO payout ratio  Total capitalization  Note: Market data as of June 3, 2022.  Based on the current capitalization as of April 30, 2022.  As of April 30, 2022.  Based on fiscal year ending October 31.  Includes $63.9 million of redeemable non-controlling interests.  (d)  The Dock: 2/1/2022  New mortgage : $35.0mm  Old mortgage : $22.8mm  New mortgage fixed interest rate : 3.0525%  Old mortgage interest rate : 4.85%

 Capital Initiatives   In September 2021, we entered into a purchase and sale agreement to sell our property located in Chester, NJ to an unrelated third party for a sale price of $1.96 million as that property no longer met our investment objectives. In accordance with ASC Topic 360-10-45, the property met all the criteria to be classified as held for sale in the fourth quarter of fiscal 2021, and accordingly the Company recorded a loss on property held for sale of $342,000, which loss was included in continuing operations in the consolidated statement of income for the year ended October 31, 2021. This loss has been added back to our FFO as discussed below in this Item 2. The amount of the loss represented the net carrying amount of the property over the fair value of the asset less estimated cost to sell. In December 2021, the Chester Property sale was completed and we realized an additional loss on sale of property of $8,000, which loss is included in continuing operations in the consolidated statement of income for the six months ended April 30, 2022.  In November 2021, we redeemed 59,819 units of UB High Ridge, LLC from a noncontrolling members. The total cash price paid for the redemptions were $1.4 million. As a result of the redemptions, our ownership percentage of High Ridge increased to 26.9% from 24.6% at October 31, 2021.  In December 2021, we refinanced our existing $6.5 million first mortgage payable secured by our Boonton, NJ property. The new mortgage has a principal balance of $11 million and requires payments of principal and interest at a fixed interest rate of 3.45%. The new mortgage matures in November 2031.  In February 2022, we sold one-free standing restaurant retail property located in Bloomfield, NJ, as that property no longer met our investment objectives. The property was sold for $1.8 million and we will record a gain on sale of property in our second quarter of fiscal 2022 in the approximate amount of $550,000.  In February 2022, we refinanced our existing $22.8 million first mortgage secured by our Stratford, CT property. The new mortgage has a principal balance of $35.0 million, has a term of 10 years, and requires payments of principal and interest at a variable rate based on the Secured Overnight Financing Rate (“SOFR”), plus an applicable spread. Concurrent with entering into the mortgage, we entered into an interest rate swap agreement with the lender as the counterparty, which converts the variable rate based on SOFR to a fixed rate of interest totaling 3.0525% per annum.  In February 2022, we purchased for $33.6 million, a 186,000 square foot grocery-anchored shopping center located in Shelton, CT. We funded the purchase price with available cash and a $20 million borrowing on our Facility.  In March 2022, we sold one-free standing restaurant retail property located in Unionville, CT, as that property no longer met our investment objectives. The property was sold for $950,000 and we recorded a gain on sale of property in our second quarter of fiscal 2022 in the approximate amount of $203,000.  In March 2022, we redeemed the remaining units of UB New City, LLC from the noncontrolling member. The total cash price paid for the redemption was $502,000. As a result of the redemption, we now own 100% of the entity.   In March 2022, we repaid our first mortgage secured by our Passaic, NJ property in the amount of $3.1 million with available cash.  New transactions: Full Draft 6.3.2022 p 36

 Shopping Center Retail Capitalization  Note: Equity values as of June 3, 2022. Equity value for Urstadt Biddle is based on UBA and UBP trading prices. Debt capitalization is as of January 31, 2022 except Urstadt Biddle, which is as of April 30, 2022.  Source: Company filings, FactSet

 Operating results   Funds from operations(a)  Same property net operating income(b)  Note: As of April 30, 2022. See non-GAAP reconciliations on slide 21.   Management has adopted the definition suggested by The National Association of Real Estate Investment Trusts (“NAREIT”) and defines FFO to mean net income (computed in accordance with GAAP) excluding gains or losses from sales of property, plus real estate-related depreciation and amortization and after adjustments for unconsolidated joint ventures.  Same Property NOI excludes from Net Operating Income (“NOI”) properties that have not been owned for the full periods presented. The most directly comparable GAAP financial measure to NOI is operating income. To calculate NOI, operating income is adjusted to add back depreciation and amortization, general and administrative expense, interest expense, amortization of above and below-market lease intangibles and to exclude straight-line rent adjustments, interest, dividends and other investment income, equity in net income of unconsolidated joint ventures, and gain/loss on sale of operating properties.   21.7%  4.7%

Non-GAAP Reconciliations

UBP
URSTADT BIDDLE PROPERTIES INC.

Reconciliation of Net Income Available to Common and Class A Common Stockholders to Funds From Operations

	Six Months Ended April 30,		Three Months Ended April 30,	
	2022	2021	2022	2021
Net Income Applicable to Common / Class A Stockholders	**$12,506**	$9,100	**$7,109**	$4,621
Real property depreciation	**11,622**	11,461	**5,884**	5,759
Amortization of tenant improvements and allowances	**2,123**	2,352	**1,132**	1,037
Amortization of deferred leasing costs	**936**	846	**539**	370
Depreciation and amortization on unconsolidated JV	**746**	750	**371**	375
(Gain)/loss on sale of property	**(768)**	(406)	**(766)**	(434)
FFO Applicable to Common / Class A Stockholders	**$27,165**	$24,103	**$14,269**	$11,728
Funds from Operations (Diluted) Per Share:				
Common	**$0.64**	$0.56	**$0.33**	$0.27
Class A Common	**$0.70**	$0.63	**$0.37**	$0.31
Weighted Average Number of Shares Outstanding (Diluted):				
Common and Common Equivalent	**9,751**	9,498	**9,793**	9,603
Class A Common and Class A Common Equivalent	**29,800**	29,667	**29,831**	29,764

Same Property Operating Results:

	Six Months Ended April 30,			Three Months Ended April 30,		
	2022	2021	Δ	2022	2021	Δ
Number of Properties	72			72		
Revenue:						
Base Rent	**$49,601**	$49,924	(1%)	**$25,053**	$25,759	(3%)
Uncollectable amounts in lease income-same property	**(152)**	(1,379)	(89%)	**(39)**	(725)	(95%)
ASC Topic 842 cash-basis lease income reversal-same property	**(10)**	(1,855)	(99%)	**49**	(856)	(106%)
Recoveries from tenants	**17,429**	18,612	(6%)	**8,158**	8,767	(7%)
Other property income	**1,130**	226	400%	**794**	178	346%
	67,998	**65,528**	4%	**34,015**	33,123	3%
Expenses:						
Property operating	**7,802**	7,720	1%	**3,997**	3,920	2%
Property taxes	**11,677**	11,698	(0%)	**5,768**	5,872	(2%)
Other non-recoverable operating expenses	**962**	1,016	(5%)	**466**	618	(25%)
	20,441	20,434	-	**10,231**	10,410	(2%)
Same Property Net Operating Income	**47,557**	45,094	5%	**23,784**	22,713	5%

Note: Dollars in thousands.

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:

	Six Months Ended April 30,			Three Months Ended April 30,		
	2022	2021	Δ	2022	2021	Δ
Other reconciling items:						
Other non same-property NOI	**750**	750		**754**	351	
Other Interest income	**286**	231		**161**	123	
Other Dividend Income	-	-		-	-	
Consolidated lease termination income	**60**	704		**32**	-	
Consolidated amortization of above and below market leases	**396**	289		**222**	179	
Consolidated straight line rent income	**(55)**	(2,331)		**(60)**	(1,763)	
Equity in net income of unconsolidated JV	**590**	660		**323**	310	
Taxable REIT subsidiary income/(loss)	**(135)**	254		**(321)**	(126)	
Solar income/(loss)	**(292)**	(247)		**(81)**	(93)	
Storage income/(loss)	**1,001**	445		**475**	192	
Unrealized holding gains during the periods	-	-		-	-	
Gain on sale of marketable securities	-	-		-	-	
Interest expense	**(6,564)**	(6,733)		**(3,262)**	(3,341)	
General and administrative expenses	**(5,188)**	(4,737)		**(2,508)**	(2,093)	
Uncollectable amounts in lease income	**(152)**	(1,379)		**(39)**	(725)	
Uncollectable amounts in lease income-same property	**152**	1,379		**39**	725	
ASC Topic 842 cash-basis lease income reversal	**(10)**	(1,892)		**77**	(893)	
ASC Topic 842 cash-basis lease income reversal-same property	**10**	1,855		**(49)**	856	
Directors fees and expenses	**(201)**	(198)		**(94)**	(89)	
Depreciation and amortization	**(14,716)**	(14,710)		**(7,572)**	(7,192)	
Adjustment for intercompany expenses and other	**(3,112)**	(2,078)		**(1,223)**	(610)	
Total other -net	**($27,180)**	($27,738)		**($13,126)**	(14,189)	
Income from continuing operations	**20,377**	17,356	17%	**10,658**	8,524	25%
Gain (loss) on sale of real estate	**768**	406		**766**	434	
Net income	**$21,145**	$17,762	19%	**$11,424**	8,958	28%
Net income attributable to noncontrolling interests	**(1,814)**	(1,837)		**(903)**	(925)	
Net income attributable to Urstadt Biddle Properties Inc.	**$19,331**	$15,925	21%	**$10,521**	8,033	31%
Same Property Operating Expense Ratio	**89.5%**	95.8%	(6%)	**83.5%**	89.5%	(6%)

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